UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 16, 2014

DEX MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-35895	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                 Other Events.

On January 16, 2014, the Board of Directors of Dex Media, Inc. (the “Company”) established May 14, 2014 as the date for the 2014 annual meeting of stockholders. The Company’s stockholders at the close of business on March 17, 2014, the record date, will be entitled to vote at the 2014 annual meeting.  Any stockholder, who wishes to include a proposal in the proxy statement for the 2014 annual meeting in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, must deliver such proposal so that it is received by the Company’s Corporate Secretary no later than February 13, 2014.

Any stockholder, who wants to propose a nominee for election as a director at the 2014 annual meeting or to present a proposal at the 2014 annual meeting in accordance with the Company’s bylaws, must deliver a notice to the Company’s Corporate Secretary by February 13, 2014.

Any proposals or notices must be sent, in writing, to the Corporate Secretary, Dex Media, Inc., 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

	By:	/s/ Raymond R. Ferrell
		Name:	Raymond R. Ferrell
		Title:	Executive Vice President —
General Counsel and Secretary

Date: January 17, 2014